                                                             EXHIBIT 99.1



FIDELIO SOFTWARE GMBH
MUNICH

CONSOLIDATED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993

REPORT OF INDEPENDENT ACCOUNTANTS

February 9, 1996


To the Board of Directors
and Shareholders of
Fidelio Software GmbH

Dear Sirs,

We have examined the accompanying consolidated balance sheets of Fidelio Software GmbH and its subsidiaries as of December 31, 1994 and 1993 and the related consolidated statement of income for the two years ended December 31, 1994, all expressed in Deutsche Marks. Our examinations of these statements were made in accordance with auditing standards generally accepted in Germany and the United States and, accordingly, included such tests of the accounting records and such other auditing procedures as we considered necessary in the circumstances.

In our opinion, the consolidated financial statements referred to above present fairly the financial position of Fidelio Software GmbH and its subsidiaries at December 31, 1994 and 1993, and the results of their operations for each of the two years ended December 31, 1994, in conformity with accounting principles generally accepted in Germany, consistently applied.

Accounting principles generally accepted in Germany vary in certain significant respects from accounting principles generally accepted in the United States. The application of the latter would have affected the determination of consolidated net income expressed in Deutsche Marks for each of the two years ended December 31, 1994 and the determination of consolidated shareholders' equity and consolidated financial position also expressed in Deutsche Marks at December 31, 1994 and 1993 to the extent summarized in Note 7 to the consolidated financial statements.

                                                 Dr H. Maerz
                                              Wirtschaftsprufer
                                        Allrevision Allgemeine Revisions-
                                        und Beratungsgesellschaft mbH
                                        Wirtschaftsprufungsgesellschaft

FIDELIO SOFTWARE GMBH, MUNICH

CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 1994 AND 1993

A S S E T S
                                                                              31.12.1994          31.12.1993
                                                                 -----------------------          ----------
                                                                 DM                   DM                 KDM
                                                                 --                   --                 ---
Fixed Assets
------------
Intangible fixed assets
-      Goodwill                                          116 977.11                                       83
-      Trademarks and licences                           340 625.00                                      443
-      Software                                          179 865.53                                      125
                                                     --------------                                   ------
                                                                              637 467.64                 651
                                                                                                      ------
Tangible fixed assets
-      Land and buildings                                609 966.00                                      688
-      Furniture and equipment                         2 386 969.33                                    2 021
                                                     --------------                                   ------
                                                                            2 996 935.33               2 709
                                                                                                      ------

Financial assets
-      Shares in affiliated companies                          1.00                                        -
-      Shares in associated companies                    131 393.77                                       15
-      Investments                                        27 957.43                                       28
-      Security investments                                3 600.00                                        4
                                                     --------------                                   ------
                                                                              162 952.20                  47
                                                                           -------------              ------
                                                                            3 797 355.17               3 407
Current Assets
--------------
Inventories
-      Work in process                                   211 656.00                                        -
-      Goods and services not yet invoiced               862 951.00                                        -
-      Finished goods and merchandise                  1 340 588.54                                    1 361
                                                     --------------                                   ------
                                                                            2 415 195.54               1 361
                                                                                                      ------
Receivables and other assets
-      Trade receivables                              11 551 779.80                                   10 260
-      Receivables from affiliates                       592 375.02                                       29
-      Receivables from associated companies             575 704.06                                      406
-      Receivables from shareholders                              -                                       20
-      Other assets                                      480 623.25                                      412
                                                     --------------                                   ------
                                                                           13 200 482.13              11 127
                                                                                                      ------
Cash and bank balances                                 1 820 597.13                2 193
                                                                           -------------              ------
                                                                           17 436 274.80              14 681
                                                                           -------------              ------
PREPAID EXPENSES                                         230 993.22                  148
                                                                           -------------              ------
                                                                           21 464 623.19              18 236
                                                                           =============              ======

FIDELIO SOFTWARE GMBH, MUNICH

CONSOLIDATED BALANCE SHEETS AT DECEMBER 31, 1994 AND 1993

EQUITY AND LIABILITIES
                                                                              31.12.1994          31.12.1993
                                                                   ---------------------             -------
                                                                 DM                   DM                 KDM
                                                                 --                   --                 ---

EQUITY

Subscribed capital                                       200 000.00                                      200
Retained earnings                                      2 911 932.69                                    2 400
                                                       ------------                                   ------
                                                                            3 111 932.69               2 600
                                                                                                      ------

Minority interest                                                             282 585.94                 200
-      of which share of net income DM 23,423.24
       (prior year: KDM 82)
Foreign currency translation                                                - 103 082.65                   4
                                                                           -------------              ------
                                                                            3 291 435.98               2 804
                                                                                                      ------

ACCRUALS

Tax accruals                                           4 385 531.56                                    1 572
Other accruals                                         2 553 299.11                                    1 592
                                                      -------------                                   ------
                                                       6 938 830.67                                    3 164
                                                                                                      ------
LIABILITIES

Liabilities to banks                                     279 335.91                                       27
Advance payments received                              2 041 286.37                                    1 327
Accounts payable trade                                 2 144 896.23                                    2 882
Notes payable                                          1 198 865.35                                      642
Payables to affiliates                                   422 088.85                                        -
Liabilities to shareholders                            3 012 852.37                                    5 010
Other liabilites                                       1 375 332.50                                    1 797
                                                       ------------                                   ------
                                                                           10 474 657.58              11 685
                                                                                                      ------

DEFERRED INCOME                                                               759 698.96                 583
                                                                           -------------              ------
                                                                           21 464 623.19              18 236
                                                                           =============              ======


FIDELIO SOFTWARE GMBH, MUNICH

CONSOLIDATED INCOME STATEMENT FOR THE
YEARS ENDED DECEMBER 31, 1994 AND 1993

                                                                                    1994                1993
                                                                 -----------------------             -------
                                                                 DM                   DM                 TDM
                                                                 --                   --                 ---
Sales                                                 48 881 157.49                                   36 578
Increase in finished and semi-finished goods             211 656.00                                        -
                                                    ---------------                                 --------
                                                      49 092 813.49                                   36 578
                                                    ---------------                                 --------
Other operating income                                   523 265.87                                      409
                                                    ---------------                                 --------
                                                                           49 616 079.36              36 987
                                                                                                    --------
Cost of materials

-      Cost of purchased goods                      - 12 789 186.06                                 - 10 025
-      Cost of purchased services                      - 342 222.04                                        -
                                                    ---------------                                 --------
                                                    - 13 131 408.10                                 - 10 025
                                                    ---------------                                 --------
Personnel expenses
-      Salaries and wages                           - 14 070 080.98                                 - 11 271
-      Social security costs                         - 2 062 688.67                                  - 1 248
                                                    ---------------                                 --------
                                                    - 16 132 769.65                                 - 12 519
                                                    ---------------                                 --------
Depreciation on intangible
and tangible fixed assets                            - 1 237 816.36                                    - 898
Other operating expenses                            - 12 181 711.34                                  - 9 617
                                                    ---------------                                 --------
                                                                         - 42 683 705,45            - 33 059
                                                                         ---------------            --------
                                                                            6 932 373.91               3 928
                                                                         ---------------            --------
Other interest and similar income                                             141 598.51                  60
Losses from associated companies                                             - 40 496.23                   -
Interest and similar expenses                                               - 524 743.83               - 461
                                                                         ---------------            --------
                                                                            - 423 641.55               - 401
                                                                         ---------------            --------
Profit from ordinary activities                                             6 508 732.36               3 527
Taxes on income                                                           - 3 025 072.71             - 1 465
Other taxes                                                                  - 48 317.05                   -
                                                                         ---------------            --------
Consolidated net income                                                     3 435 342.60               2 062
Minority interest                                                            - 23 423.24                - 82
Retained earnings brought forward                                             600 013.33                 420
                                                                         ---------------            --------
                                                                            4 011 932.69               2 400
Dividends                                                                 - 1 100 000.00                   -
                                                                         ---------------            --------
Retained earnings carried forward                                           2 911 932.69               2 400
                                                                         ===============            ========


FIDELIO SOFTWARE GMBH
MUNICH

FREE TRANSLATION
NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS FOR THE YEARS ENDED DECEMBER 31, 1994 AND 1993


1.     COMPANIES INCLUDED IN THE CONSOLIDATION

       The following subsidiaries of Fidelio Software GmbH have been included in the consolidated financial statements:

                                                           % of share capital        % of share capital
                                                           ------------------        ------------------
                                                                         1994                      1993
                                                                         ----                      ----
         Fidelio Iberia S.L. Spain                                      99.8%                     99.8%
         Fidelio Software Portugal LDA, Portugal                          95%                        -
         Fidelio Software Thailand Co, Ltd., Thailand                     85%                       85%
         Fidelio Software Ltd., Hong Kong                                 80%                       80%
         Fidelio Software Pte Ltd., Singapore                             80%                       80%
         Fidelio Software Pty Ltd, Australia                              63%                       51%
         Fidelio Italia Srl, Italy                                        51%                       51%
         Fidelio Academy S.A., Switzerland                                51%                        -


         In accordance with Par. 311 (1) of the German Commercial Code, the following have been treated as associated companies in the consolidated financial statements in 1994:

                                                           % of share capital        % of share capital
                                                           ------------------        ------------------
                                                                         1994                      1993
                                                                         ----                      ----
         Fidelio India Private Ltd, India                                 50%                        -
         Fidelio France S.A., France                                      20%                       20%

         Fidelio Nextware GmbH, Berlin, a 100% subsidiary of Fidelio Software GmbH, has not been included in accordance with Par. 296 (2) of the German Commercial Code due to immateriality.

FIDELIO SOFTWARE GMBH                                               PAGE 2
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



2.       PRINCIPLES OF CONSOLIDATION

         The consolidation has been performed under the book value method. According to this method, the acquisition costs of subsidiaries are offset against the respective share capital of these companies. Remaining differences are treated as goodwill.

         The capital consolidation is made at the time of acquisition or formation of the company, or at the balance sheet date on which the subsidiary is first included in the consolidation.

         Associated companies are consolidated under the equity method. Under this method, the investment is included in the consolidated balance sheet at the value corresponding to share of the associated company's net equity.

         Associated companies are first included in the consolidation at the date of formation.

         Receivables and payables balances as well as sales and cost of materials between companies included in the consolidation have been eliminated.

         Intercompany profits generated on transactions between group companies have been eliminated to the extent necessary.

         The balance sheets and income statements of foreign subsidiaries have been translated at the rate ruling at the balance sheet date. Equity has been translated at historical rates. Differences arising from this treatment have been shown directly in the equity section under the heading "Foreign currency translation".

         The balance of all other foreign exchange differences arising from rate changes are disclosed under the heading other operating expense and other income.


3.       ACCOUNTING PRINCIPLES

         The same accounting principles adopted by Fidelio Software GmbH have been applied to all of the subsidiaries included in the consolidation. The classification of the balance sheet and income statement headings is in accordance with Par. 266 and 275 (2) of the German Commercial Code.

         Purchased intangible and tangible fixed assets are capitalised at acquisition or manufactured cost, and are depreciated under the straight-line method over their economic useful lives.


         Additions to tangible fixed assets in the first half of the financial year are depreciated with the full yearly rate; additions in the second half of the year with half of the full yearly rate. Low value assets, costing individually less than DM 800, are depreciated in full in the year of acquisition.

         The depreciation rates adopted by the group are as follows:

         Intangible fixed assets:
                       EDP Software                             20% and 33.3%
                       Trademarks                                       12.5%
                       Licences                                           25%

         Tangible fixed assets:
                       Buildings                                           5%
                       Leasehold Improvements                             10%
                       Computer Systems                                   20%
                       Motor vehicles                                     20%
                       Other furniture and equipment              10% - 33.3%

FIDELIO SOFTWARE GMBH                                               PAGE 3
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



         Financial assets are valued at historical acquisition cost. The shares in Fidelio Nextware GmbH are valued at the lower market value.

         Inventories are valued at the lower of cost (acquisition or manufactured) or market value. Manufactured cost includes, in addition to direct costs, also indirect materials and labour costs. The valuation of goods and services not yet invoiced is shown at sales price.

         Accounts receivable and other assets are valued at their nominal value and liabilities at the repayment amount. Reserves for bad and doubtful debts have been made to cover specific risks and the general credit risk.

         The share of equity belonging to outside shareholders has been classified as minority interest within the equity section of the balance sheet.

         Accruals cover all known risks and uncertain liabilities at the balance sheet date.

         Assets and liabilities denominated in foreign currency are translated at the rate ruling at the date of the transaction. At the balance sheet date, a lower or higher rate has been applied to ensure a valuation at the lower of cost or market value.

FIDELIO SOFTWARE GMBH                                               PAGE 4
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



4.       COMMENTS ON THE BALANCE SHEET

         a.     Fixed Assets

                The movements in the individual categories of fixed assets and the depreciation for the year are shown in the Fixed Asset Movement Schedule.

         b.     Shares in Affiliated Companies

                Shares in Affiliated Companies relate to the 100% share in Fidelio Nextware GmbH, Berlin.

         c.     Accounts receivable and other assets

                Of the accounts receivable and other assets, DM 41,776.97 (1993: 29,151.78) are due after more than one year.

         d.     Equity

                As a result of the advanced dividend in December 1994, the balance sheet has been prepared taking into consideration a partial utilization of the net income for the year.

                The retained earnings have developed as follows:

                                                                         1994                      1993
                                                                         ----                      ----
                                                                           DM                       KDM
                                                                           --                       ---
                Retained Earnings brought forward
                - January 1                                      2,400,013.34                       420
                Dividend for 1993 in 1994                      - 1,800,000.01                        -
                                                               --------------                     -----
                                                                   600,013.33                       420

                Net income 1994 (excluding minority
                interest)                                        3,411,919.36                     1,980
                Advanced Dividend                              - 1,100,000.00                        -
                                                               --------------                     -----
                                                                 2,911,932.69                     2,400
                                                               ==============                     =====


FIDELIO SOFTWARE GMBH                                               PAGE 5
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



         e.     Liabilities

                                                                         1994                      1993
                                                                         ----                      ----
                                                                           DM                       KDM
                                                                           --                       ---
                Due within one year                              7,446,031.84              6,681,256.43
                Due between one and five years                      28,625.74              5,003,550.00
                Due after more than five years                   3,000,000.00                      -

                                                                -------------             -------------
                                                                10,474,657.58             11,684,806.43

                                                                =============             =============

         f.     Contingencies

                At December 31, 1994, there existed a credit guaranty in the amount of DM 190,000 in favour of a third party sales company.


5.       COMMENTS ON THE INCOME STATEMENT

         a.     Sales

                Sales are split geographically as follows:

                                                                         1994                      1993
                                                                         ----                      ----
                                                                   DM million                DM million
                                                                   ----------                ----------
                Domestic                                               27,582                    21,200
                Other Europe                                            4,814                     8,500
                Other foreign countries                                16,485                     6,900

                                                                       ------                    ------
                                                                       48,881                    36,600

                                                                       ======                    ======

FIDELIO SOFTWARE GMBH                                               PAGE 6
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



         b.     Income Taxes

                In calculating the tax expense for the year, the advanced dividend amounting to DM 1,100,000 was taken into consideration. In addition, it was assumed that a further final dividend for 1994 would be made amounting to DM 2,674,000.


6.       OTHER DISCLOSURES

         a.     Other financial commitments

                Leases and rent for office space, leased office equipment and motor vehicles are expected to amount to approximately KDM 2,000 in 1995. The lease payments are due according to the individual lease terms of the regular lease agreements.

         b      Number of employees

                The group employed on average 214 staff during the 12 months prior to the balance sheet date. This was made up as follows:

                       Administration                                      86
                       Research and Development                            35
                       Purchases and Sales                                 93

                                                                     --------
                                                                          214

                                                                      =======

         c.     Management

                During the financial year, Mr Dietmar Muller was general manager of the parent company with sole signatory rights.

FIDELIO SOFTWARE GMBH                                               PAGE 7
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



         d.     Supervisory Board

                Members of the supervisory board during 1994 were as follows:


                      Chairman                        Dietrich von Boetticher

                      Deputy Chairman                 Dr Bodo Hasse

                      Other members                   Werner Bruhin

                                                      Bernhard Jammet

                                                      Franz Freiherr von Perfall


                The members of the supervisory board did not receive any remuneration for 1994 or 1993.



         Munich, July 10, 1995                        Fidelio Software GmbH

                                                      Management



                                                      Dietmar Muller

FIDELIO SOFTWARE GMBH                                               PAGE 8
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



7. SIGNIFICANT DIFFERENCES BETWEEN GERMAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

         The Fidelio Software GmbH consolidated financial statements comply with German GAAP, which differs in certain significant respects from U.S. GAAP. The significant differences that affect the consolidated net income and shareholders' equity of Fidelio Software GmbH are set out below.

         a.     Accounting for Software Development Costs

                Under German GAAP, the ongoing costs of developing the software are expensed in the year in which incurred. Under U.S. GAAP, as defined by Financial Accounting Standards Board Statement No. 86, software development costs should be capitalised in the year incurred, to the extent that they fulfill certain criteria concerning technological feasibility of the software product, and amortised over the economic life of that product.

                Fidelio Software GmbH has, over the years, developed a number of core products for the Hotel Industry which are referred to as Front Office, Back Office, Sales and Marketing, and Catering and Beverage. These products are subject to continual updating, whereby, in most cases, the products gain significant enhanced functionality. The company has performed an analysis of development costs incurred over the past years relating to the core products, significant add-on modules and enhanced functionality features. In determining the costs, the company has taken into consideration the salary and related benefits of the programmers, and related direct overheads.

                In view of the nature of the software and the market, the company has determined that, for the purposes of reporting under U.S. GAAP, an amortisation period of 3 years from the year in which the costs are capitalised is appropriate, applied on a straight-line basis. This method of amortisation approximates the useful lives of the products.

         b.     Accounting for shares in associated companies

                As shown in Note 1 to the consolidated financial statements, Fidelio Software GmbH holds 20% in Fidelio France S.A., a company incorporated in France. In the year ended December 31, 1993, the investment was accounted for at cost. In 1994, the investment was accounted for under the equity method.

                Under U.S. GAAP, the equity method would also have been applied to the investment in 1993.

         c.     Foreign Currency Translation

                The Group's accounting policies with respect to foreign currency translation are disclosed in Notes 2 and 3. Under U.S. GAAP, in accordance with SFAS No. 52 "Foreign Currency Translation" , assets and liabilities denominated in a foreign currency are recorded at period end rates with any resulting unrealized exchange gain or loss recognized in the income statement. The balance sheets of foreign subsidiaries are translated at period-end rates, and income statements are translated using average rates during the period, to the extent that the functional currencies of the foreign subsidiaries are deemed to be the local currencies of the countries in which they operate.

                It has been determined that the functional currencies of the subsidiaries of Fidelio Software GmbH are the local currencies.

                The differences arising in net income and retained earnings between the application of the foreign currency accounting policies adopted by the group in the consolidated financial statements under German GAAP, and those under U.S. GAAP, have been determined to be immaterial, and have therefore been disregarded in the U.S. GAAP reconciliation which follows.

         d.     Deferred Taxes

FIDELIO SOFTWARE GMBH                                               PAGE 9
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993



                Under German GAAP, deferred tax assets and liabilities are generally recognized for the elimination of intercompany profits. Other deferred taxes are calculated based on the liability method but are recognized only to the extent that consolidated deferred tax liabilities exceed deferred tax assets. Under U.S. GAAP, as prescribed by SFAS 109 "Accounting for Income Taxes", deferred taxes are recognized for all temporary differences including operating losses carried forward using the liability method based on enacted tax rates.

                The deferred tax adjustment included in the following reconciliation to U.S. GAAP also includes the income tax effects of the above U.S. GAAP adjustments, where appropriate.

FIDELIO SOFTWARE GMBH                                               PAGE 10
FREE TRANSLATION
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - DECEMBER 31, 1994 AND 1993


         RECONCILIATION TO U.S. GAAP

         The following is a summary of the significant adjustments to net income for the years 1994 and 1993 and to shareholders' equity at December 31, 1994 and 1993 which would be required if U.S. GAAP had been applied in the consolidated financial statements instead of German GAAP. All amounts are stated in thousands of Deutsche Marks
         (KDM).

                                                                         1994                      1993
                                                                         ----                      ----
                                                                          KDM                       KDM
                                                                          ---                       ---
         Net income as reported in the consolidated income
         statements under German GAAP                                   3,435                     2,062

         Income applicable to minority interests                        -  23                     -  82

                                                                       ------                    ------
         Adjusted net income under German GAAP                          3,412                     1,980

         Adjustments required to conform with U.S. GAAP:
            Software development costs                                    423                    -  109
            Equity share of losses in associated company                   44                    -   44
            Deferred taxes                                             -  220                       224

                                                                       ------                    ------
         Net income in accordance with U.S. GAAP                        3,659                     2,051

                                                                       ======                    ======


         Shareholders' equity as reported in the consolidated
         balance sheets under German GAAP                               3,291                     2,804

         less: Minority interest                                       -  283                    -  200

                                                                       ------                    ------
         Adjusted shareholders' equity                                  3,008                     2,604

         Adjustments required to conform with U.S. GAAP:
            Software development costs                                  2,325                     1,902
            Equity share of losses in associated company                  -                      -   44
            Deferred taxes                                             -  949                    -  729

                                                                       ------                    ------
         Shareholders' Equity in accordance
         with U.S. GAAP                                                 4,384                     3,733

                                                                       ======                    ======

FIDELIO SOFTWARE GMBH

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 1994


                                                                           DM
                                                                           --

OPERATING ACTIVITIES
Net income                                                          3 435 343
Adjustments for items not involving cash movements:
Depreciation on intangible and tangible assets                      1 237 816
Changes in foreign currency translation                            -  106 850

                                                                 ------------
                                                                    4 566 309
Funds generated in the movement in net current assets               1 265 396

                                                                 ------------
Funds generated by operating activities                             5 831 705

                                                                 ------------
INVESTING ACTIVITIES

Capital expenditures                                             -  1 674 462
Purchase of shares in associated companies                         -  157 000
Profit on sale of tangible and intangible assets                      203 358
Minority interest in new companies                                     58 981

                                                                 ------------
Funds used in investing activities                               -  1 569 123

                                                                 ------------
FINANCING ACTIVITIES
Decrease in long-term liabilities                                -  1 974 924
Increase in long-term receivables                                   -  12 625
Dividends paid                                                   -  2 900 000

                                                                 ------------
Funds used in financing activities                               -  4 887 549

                                                                 ------------
Net decrease in cash and bank balances                             -  624 967
Net funds at beginning of the year                                  2 166 228

                                                                 ------------
Net funds at end of year                                            1 541 261

                                                                 ============


FIDELIO SOFTWARE GMBH

CONSOLIDATED STATEMENT OF CASH FLOWS FOR THE YEAR ENDED
DECEMBER 31, 1994


                                                                           DM
                                                                           --

FUNDS GENERATED IN THE MOVEMENT IN NET CURRENT ASSETS

Increase/(Decrease) in current assets:
Inventories                                                         1 054 371
Short-term receivables and other assets                             2 061 156
Prepaid expenses                                                       83 081

                                                                 ------------
                                                                    3 198 608

                                                                 ------------
(Increase)/Decrease in current liabilities:
Accruals                                                         -  3 774 600
Short-term liabilities                                             -  513 063
Deferred income                                                    -  176 341

                                                                 ------------
                                                                 -  4 464 004

                                                                 ------------
Funds generated in the movement in net current assets             - 1 265 396

                                                                 ============



The above consolidated statement of cash flows conforms to the format usually presented in Germany, although a statement of cash flows is not required by German GAAP to be provided as part of the financial statements. It does not comply in all respects with the provisions of SFAS 95 "Statement of Cash Flows". In particular:

- Interest and income taxes paid during the year are not disclosed as supplemental disclosures of cash flow information

- Foreign currency cash flows have not been treated fully in accordance with SFAS 95, as information on certain cash flows of foreign subsidiaries is not available.

- A Statement of cash flows for the year ended December 31, 1993 is not presented, as the information is not available.

FIDELIO SOFTWARE GMBH, MUNICH

CONSOLIDATED SCHEDULE OF FIXED ASSETS 1994

                                                                         C o s t
                                        -------------------------------------------------------------------------
                                 Balance                                                                  Balance
                                1.1.1994         Additions         Disposals          Transfers        31.12.1994
                                --------         ---------         ---------          ---------        ----------
                                      DM                DM                DM                 DM                DM
                                      --                --                --                 --                --

INTANGIBLE
FIXED ASSETS
Goodwill                       85 657.41         39 888.11                 -                  -        125 545.52
Trademarks, Licences          545 000.00                 -                 -                  -        545 000.00
Software                      418 956.48        166 584.90            786.36                  -        584 755.02
                       -----------------  ----------------   ---------------      -------------  ----------------
                            1 049 613.89        206 473.01            786.36                  -      1 255 300.54
                       -----------------  ----------------   ---------------      -------------  ----------------

TANGIBLE
FIXED ASSETS
Land and buildings            709 852.50                 -         60 952.50                  -        648 900.00
Leashold improvements         297 898.96        211 618.32         11 102.86                  -        498 414.42
Furniture and equipment
computer systems            2 043 652.35        788 353.74         39 901.17          69 384.22      2 861 489.14
Motor vehicles                324 246.23        161 106.39        159 634.23        - 44 912.07        280 806.32
Other furniture and
equipment                     658 813.91        112 895.98         58 541.81        - 24 472.15        688 695.93
Low value assets                    1.00        194 014.58        194 014.58                  -              1.00
                       -----------------  ----------------   ---------------      -------------  ----------------
                            4 034 464.95      1 467 989.01        524 147.15                  -      4 978 306.81
                       -----------------  ----------------   ---------------      -------------  ----------------

FINANCIAL ASSETS
Shares in affiliated
companies                     100 002.33                 -              2.33                  -        100 000.00
Shares in associated
companies                              -        157 000.00                 -          14 890.00        171 890.00
Investments                    42 847.43                 -                 -        - 14 890.00         27 957.43
Security investments            3 600.00                 -                 -                  -          3 600.00
                       -----------------  ----------------   ---------------      -------------  ----------------
                              146 449.76        157 000.00              2.33                  -        303 447.43
                       -----------------  ----------------   ---------------      -------------  ----------------
                            5 230 528.60      1 831 462.02        524 935.84                  -      6 537 054.78
                       =================  ================   ===============      =============  ================

                                                        Accumulated Depreciation
                                      -----------------------------------------------------------------------
                               Balance                                                                 Balance
                               1.1.994      Depreciation         Disposals         Transfers        31.12.1994
                               -------      ------------         ---------         ---------        ----------
                                    DM                DM                DM                DM                DM
                                    --                --                --                --                --

INTANGIBLE
FIXED ASSETS
Goodwill                      2 858.41          5 710.00                 -                 -          8 568.41
Trademarks, Licences        102 187.50        102 187.50                 -                 -        204 375.00
Software                    293 271.26        112 069.87            451.64                 -        404 889.49
                       ---------------   ---------------   ---------------     ------------- -----------------
                            398 317.17        219 967.37            451.64                 -        617 832.90
                       ---------------   ---------------   ---------------     ------------- -----------------

TANGIBLE
FIXED ASSETS
Land and buildings           21 295.58         19 467.00          1 828.58                 -         38 934.00
Leashold improvements        23 402.42         76 579.87          5 294.20                 -         94 688.09
Furniture and equipment
computer systems            939 694.59        510 759.52         25 111.55         45 210.04      1 470 552.60
Motor vehicles              105 235.37         48 917.51         69 123.47       - 21 910.55         63 118.86
Other furniture and
equipment                   235 517.18        127 614.28         25 754.04       - 23 299.49        314 077.93
Low value assets                     -        194 014.58        194 014.58                 -                 -
                       ---------------   ---------------   ---------------     ------------- -----------------
                          1 325 145.14        977 352.76        321 126.42                 -      1 981 371.48
                       ---------------   ---------------   ---------------     ------------- -----------------

FINANCIAL ASSETS
Shares in affiliated
companies                    99 999.00                 -                 -                 -         99 999.00
Shares in associated
companies                            -         40 496.23                 -                 -         40 496.23
Investments                          -                 -                 -                 -                 -
Security investments                 -                 -                 -                 -                 -
                       ---------------   ---------------   ---------------     ------------- -----------------
                             99 999.00         40 496.23                 -                 -        140 495.23
                       ---------------   ---------------   ---------------     ------------- -----------------
                          1 823 461.31      1 237 816.36        321 578.06                 -      2 739 699.61
                       =============== =================  ================     ============= =================


                                 Net Book Value
                           ----------------------------

                           31.12.1994        31.12.1993
                           ----------        ----------
                                   DM                DM
                                   --                --

INTANGIBLE
FIXED ASSETS
Goodwill                   116 977.11         82 799.00
Trademarks, Licences       340 625.00        442 812.50
Software                   179 865.53        125 685.22
                       -------------- -----------------
                           637 467.64        651 296.72
                       -------------- -----------------

TANGIBLE
FIXED ASSETS
Land and buildings         609 966.00        688 556.92
Leashold improvements      403 726.33        274 496.54
Furniture and equipment
computer systems         1 390 936.54      1 103 957.76
Motor vehicles             217 687.46        219 010.86
Other furniture and
equipment                  374 618.00        423 296.73
Low value assets                 1.00              1.00
                       -------------- -----------------
                         2 996 935.33      2 709 319.81
                       -------------- -----------------

FINANCIAL ASSETS
Shares in affiliated
companies                        1.00              3.33
Shares in associated
companies                  131 393.77                 -
Investments                 27 957.43         42 847.43
Security investments         3 600.00          3 600.00
                       -------------- -----------------
                           162 952.20         46 450.76
                       -------------- -----------------
                         3 797 355.17      3 407 067.29
                       ============== =================